UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2008

ALABAMA NATIONAL BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25160	63-1114426
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1927 First Avenue North, Birmingham, Alabama 35203

(Address of principal executive offices, including zip code)

(205) 583-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On December 31, 2007, Alabama National BanCorporation (“ANB”) filed a Current Report on Form 8-K regarding a temporary suspension of trading (the “Blackout Period”) under the Alabama National BanCorporation Employee Capital Accumulation Plan (the “Plan”), a 401(k) plan sponsored by ANB. The Blackout Period was implemented in connection with the anticipated merger (the “Merger”) of ANB with and into RBC Centura Banks, Inc. (“RBC Centura”), a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). During the Blackout Period, all access to ANB common stock held in participant accounts under the Plan was suspended, and participants in the Plan were unable to engage in any transaction involving ANB common stock held in their Plan accounts, including investment direction and diversification, distribution and loan transactions. Additionally, during the Blackout Period, ANB’s directors and executive officers were subject to blackout restrictions with respect to transactions in ANB common stock and related equity securities.

ANB had originally communicated to Plan participants and to its directors and executive officers that the Blackout Period would begin as of 4:00 p.m., Eastern Time, on January 28, 2008, and end the calendar week of February 18, 2008. However, because the Merger is expected to close later than originally anticipated, the end of the Blackout Period was extended until the end of the calendar week of March 3, 2008, and Plan participants were allowed to sell shares of ANB stock held in their accounts until 4:00 p.m., Eastern Time, on February 11, 2008, at which time all access to ANB common stock held in participant accounts will again be suspended, and such participants will be unable to engage in any transaction involving ANB common stock held in their accounts.

On February 6, 2008, ANB sent its directors and executive officers a notice (the “New Blackout Notice”) informing them that they will continue to be subject to blackout restrictions with respect to transactions in ANB common stock and related equity securities during the extended blackout period which is expected to end the calendar week of March 3, 2008 (the “Extended Blackout Period”). A copy of the New Blackout Notice to directors and executive officers, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the Extended Blackout Period and for a period of two years after the ending date of the Extended Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Extended Blackout Period by contacting Kimberly Moore at 1927 First Avenue North, Birmingham, Alabama 35203, or at (205) 583-3738, to whom all inquiries regarding the Extended Blackout Period should be directed.

Where You Can Find Additional Information About The Merger

In connection with the proposed Merger, RBC has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (File No. 333-147789) (as amended, the “Registration Statement”) to register the RBC common shares to be issued to ANB stockholders in the proposed Merger and that includes a definitive proxy statement of ANB dated December 14, 2007 (the “Proxy Statement/Prospectus”) that also constitutes a prospectus of RBC. The Merger was approved by ANB’s stockholders at a special meeting held on January 24, 2008. RBC and ANB have also filed, and intend to continue to file, additional relevant materials with the SEC. ANB filed the Proxy Statement/Prospectus with the SEC on December 17, 2007. These documents contain important information about the Merger. ANB stockholders are urged to read these documents carefully.

You may obtain copies of all documents filed with the SEC regarding the Merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain documents filed by RBC with the SEC free of charge from RBC’s website (www.rbc.com) under the heading “News and Information—Investor Relations” and then under the heading “Regulatory Filings” and then under the heading “Link to EDGAR Information and Filings” and then to the Form F-4 (or the most recent amendment thereto). You may also obtain documents filed by ANB with the SEC free of charge, from ANB’s website (www.alabamanational.com) under the heading “Financial Reports” and then under the item “SEC Filings.”

Cautionary Statement Regarding Forward-Looking Information

This document may contain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. ANB cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the anticipated schedule for the merger between ANB and RBC Centura, and other statements that are not historical facts. Such forward-looking statements are necessarily estimates reflecting ANB’s best judgment based upon current information and involve a number of risks and uncertainties, and various factors could cause results to differ materially from those contemplated by such forward-looking statements.

The following factor, among others, could cause actual results to differ from those set forth in forward-looking statements: ANB’s ability to consummate the proposed merger with RBC Centura on the proposed terms and schedule, including the ability to obtain regulatory approvals. Additional factors that may affect future results are contained in ANB’s and RBC’s filings with the SEC, which are available at the SEC’s web site, http://www.sec.gov, including without limitation the risk factors set forth in the definitive proxy statement/prospectus filed by ANB and RBC with the SEC on December 17, 2007, ANB’s Annual Report on Form 10-K for the year ended December 31, 2006, and ANB’s Quarterly Report for the period ended September 30, 2007. ANB disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
99.1	Notice of Extended Blackout Period to Directors and Executive Officers of Alabama National BanCorporation, dated February 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alabama National BanCorporation

By:	/s/ William E. Matthews, V
William E. Matthews, V
Executive Vice President and Chief Financial Officer

Dated: February 6, 2008

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Notice of Extended Blackout Period to Directors and Executive Officers of Alabama National BanCorporation, dated February 6, 2008